March 27, 2009

VIA EDGAR U.S. Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549

Re:	Embarcadero Funds, Inc. (File No. 811-09116)
Preliminary Proxy Statement

Dear Sir or Madam:

On behalf of the Embarcadero Funds, Inc. (the “Company”), and the Post-Venture Fund and Technology Fund, series of the Company (the “Funds”), transmitted herewith for filing pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 is a preliminary proxy statement (the “Proxy Statement”) to be used in connection with the Special Meeting of Shareholders of the Funds to be held on May 13, 2009 (the “Meeting”). The Proxy Statement consists of a Letter to Shareholders, a Notice of Special Meeting of Shareholders, the Proxy Statement and form of proxy.

The Meeting will be held to consider the following items of business for each Fund: (1) to consider a new advisory agreement, (2) to consider new subadvisory agreements, (3) to consider, prospectively, a “manager of managers” structure, (4) to consider a change to the Fund’s classification from diversified to non-diversified, (5) to consider the elimination of a fundamental investment policy on industry concentration, and (6) to transact any other business that may properly come before the Meeting.

Definitive proxy materials are expected to be mailed to shareholders on or about April 8, 2009.

We would appreciate comments as soon as possible. If you have any questions or comments regarding the foregoing, please contact me at (415) 249-1070 or Kurt J. Decko at (415) 249-1053.

 Sincerely,

/s/ Mark D. Perlow

Mark D. Perlow